UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2019

Oncolix, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

14405 Walters Road, Suite 780 Houston, TX	77014
(address of principal executive offices)	(zip code)

281-402-3167
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2019, the Company resolved to exercise its authority to fix the dividend rights, dividend rate, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them.

The Company established the preferences, rights and limitations of the shares of Series B Preferred Stock pursuant to a Certificate of Designation (the “Certificate of Designation”), which will be in addition to any rights and preferences of the Company’s Preferred Stock provided for in the Company’s charter, and which shall consist of up to 1,000,000 shares of Series B Preferred stock. The Series B Preferred Stock will rank junior to the Series A Preferred Stock, is not convertible into any other series of stock, and the holders will not be entitled to any dividends or other distributions of any sort.

The information in this Current Report on Form 8-K relating to the Certificate of Designation attached to this Current Report as Exhibit 99.1 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

The Certificate of Designation was filed with the Secretary of State of Florida on February 18, 2019.

On February 19, 2019, the Company sold 1,000,000 shares of Series B Preferred Stock to Michael T. Redman, the President and CEO of the Company, for $100.00.

On February 19, 2019, the holder of all of the shares of Series B Preferred Stock, Michael T. Redman, as the holder of the majority of the voting shares of the Company, resolved by written consent to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 8,000,000,000 to 250,000,000,000.

Item 3.03. Material Modification to Rights of Security Holders.

The Company created a designation of Series B Preferred Stock (as specified in the Certificate of Designation).

The Certificate of Designation was filed with the Secretary of State of Florida on February 18, 2019.

On February 19, 2019, the Company sold 1,000,000 shares of Series B Preferred Stock to Michael T. Redman, the President and CEO of the Company, for $100.00.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On February 18, 2019, the Company filed the Certificate of Designation. The description of the Certificate of Designation set forth in Item 1.01 is incorporated by reference into this Item 5.03. Such description is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
1.01	Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOLIX, INC.

Dated: February 21, 2019	By:	/s/ Michael T. Redman
Michael T. Redman
President

3